Capital Management (Details) $ in Millions	Dec. 31, 2018 CAD ($)	Dec. 31, 2017 CAD ($)	Dec. 31, 2016 CAD ($)
Capital Management [Abstract]
Borrowings	$ 4,276.7	$ 4,111.0
Adjusted Working Capital Deficiency	208.2	133.3
Reserve of exchange differences on translation	(473.6)	(219.4)
Net debt	4,011.3	4,024.9
Equity	6,612.8	9,162.9	$ 9,591.2
Total Capitalization	$ 10,624.1	$ 13,187.8
Net Debt to Adjusted Cash Flow from Operations Ratio	2.3	2.3